           FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT

            FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION)
            ____________________________________________________

                  FIRST BANK CORPORATE CARD MASTER TRUST
            ____________________________________________________

     The information which is required to be prepared with respect to the Distribution Date of March 16, 1998 and with respect to the performance of the Trust during the related Collection Period(s).

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. INFORMATION REGARDING THE CURRENT DISTRIBUTION (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL BALANCE)


     1.  Class A Monthly Principal                           $              -
                                                             -----------------
     2.  Class B Monthly Principal                           $              -
                                                             -----------------
     3.  Collateral Monthly Principal                        $              -
                                                             -----------------
     4.  Class A Monthly Interest                            $              -
                                                             -----------------
     5.  Class A Deficiency Amounts                          $              -
                                                             -----------------
     6.  Class A Additional Interest                         $              -
                                                             -----------------
     7.  Class B Monthly Interest                            $              -
                                                             -----------------
     8.  Class B Deficiency Amounts                          $              -
                                                             -----------------
     9.  Class B Additional Interest                         $              -
                                                             -----------------
    10.  Collateral Monthly Interest                         $            4.48
                                                             -----------------
    11.  Accrued and unpaid Collateral Monthly Interest      $              -
                                                             -----------------
B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.   Principal Collections
     (a)  Principal Collections allocated to the Class
          A Certificates                                     $  293,084,936.72
                                                             -----------------
     (b)  Principal Collections allocated to the Class
          B Certificates                                     $    4,676,887.29
                                                             -----------------
     (c)  Principal Collections allocated to the
          Collateral Investor Interest                       $   14,030,661.86
                                                             -----------------
2.   Trust Principal Component
     (a)  Trust Principal Component as of the end of
          the related Collection Period(s)                   $  618,211,429.11
                                                             -----------------
     (b)  Series 1997-1 Invested Amount as of the end
          of the related Transfer Date(s)                    $  420,000,000.00
                                                             -----------------
     (c)  Series 1997-1 Adjusted Invested Amount as
          of the end of the related Transfer Date(s)         $  420,000,000.00
                                                             -----------------
     (d)  Class A Invested Amount as of the end of the
          related Transfer Date(s)                           $  394,800,000.00
                                                             -----------------
     (e)  Class A Adjusted Invested Amount as of the
          end of the related Transfer Date(s)                $  394,800,000.00
                                                             -----------------
     (f)  Class B Invested Amount as of the end of the
          related Transfer Date(s)                           $    6,300,000.00
                                                             -----------------
     (g)  Collateral Invested Amount as of the end of
          the related Transfer Date(s)                       $   18,900,000.00
                                                             -----------------


     (h)  Floating Allocation Percentage with respect
          to the related Collection Period(s)                            78.40%
                                                             -----------------
     (i)  Class A Floating Percentage with respect to
          the related Collection Period(s)                               73.70%
                                                             -----------------
     (j)  Class B Floating Percentage with respect to
          the related Collection Period(s)                                1.18%
                                                             -----------------
     (k)  Collateral Floating Percentage with respect to
          the related Collection Period(s)                                3.53%
                                                             -----------------
     (l)  Fixed Allocation Percentage with respect to the
          related Collection Period(s)                                     N/A
                                                             -----------------
     (m)  Class A Fixed Percentage with respect to the
          related Collection Period(s)                                     N/A
                                                             -----------------
     (n)  Class B Fixed Percentage with respect to the
          related Collection Period(s)                                     N/A
                                                             -----------------
     (o)  Collateral Fixed Percentage with respect to the
          related Collection Period(s)                                     N/A
                                                             -----------------

3.   Delinquent Balances
     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Collection
     Period(s):


                                                             Aggregate Account
                                                                   Balance
                                                             -----------------
                   (a) 30-59 days:                           $    3,539,533.05
                   (b) 60-89 days:                           $      716,062.05
                   (c) 90-119 days:                          $      525,654.33
                   (d) 120-149 days:                         $               -
                   Total:                                    $    4,781,249.43

                                                               Percentage of
                                                             Total Receivables
                                                             -----------------
                   (a) 30-59 days:                                        0.56%
                   (b) 60-89 days:                                        0.11%
                   (c) 90-119 days:                                       0.08%
                   (d) 120-149 days:                                      0.00%
                   Total:                                                 0.76%


4.    Investor Default Amount
      (a) Investor Default Amount for the related
          Collection Period(s)                               $       89,673.31
                                                             -----------------
      (b) Class A Investor Default Amount for the
          related Collection Period(s)                       $       84,292.91
                                                             -----------------
      (c) Class B Investor Default Amount for the
          related Collection Period(s)                       $        1,345.10
                                                             -----------------
      (d) Collateral Investor Default Amount for
          the related Collection Period(s)                   $        4,035.30
                                                             -----------------


5.    Investor Charge-Offs
      (a) Aggregate Class A Investor Charge-Offs for
          the related Collection Period(s)                   $              -
                                                             -----------------
      (b) Class A Charge-Offs per $1,000 of original
          Certificate Principal Balance                      $              -
                                                             -----------------
      (c) Aggregate Class B Investor Charge-Offs for
          the related Collection Period(s)                   $              -
                                                             -----------------
      (d) Class B Charge-Offs per $1,000 of original
          Certificate Principal Balance                      $              -
                                                             -----------------
      (e) Aggregate Collateral Investor Charge-Offs for
          the related Collection Period(s)                   $              -
                                                             -----------------
      (f) Collateral Charge-Offs per $1,000 of original
          Certificate Principal Balance                      $              -
                                                             -----------------
      (g) Aggregate Class A Investor Charge-Offs
          reimbursed on the related Transfer Date(s)         $              -
                                                             -----------------
      (h) Class A Investor Charge-Offs reimbursed per
          $1,000 of original Certificate Principal
          Balance                                            $              -
                                                             -----------------
      (i) Aggregate Class B Investor Charge-Offs
          reimbursed on the related Transfer Date(s)         $              -
                                                             -----------------
      (j) Class B Investor Charge-Offs reimbursed per
          $1,000 of original Certificate Principal
          Balance                                            $              -
                                                             -----------------
      (k) Aggregate Collateral Investor Charge-Offs
          reimbursed on the related Transfer Date(s)         $              -
                                                             -----------------
      (l) Collateral Investor Charge-Offs reimbursed per
          $1,000 of original Certificate Principal
          Balance                                            $              -
                                                             -----------------
6.    Monthly Investor Servicing Fee
      (a) Class A Servicing Fee payable for the related
          Collection Period(s)                               $      329,000.00
                                                             -----------------
      (b) Class B Servicing Fee payable for the related
          Collection Period(s)                               $        5,250.00
                                                             -----------------
      (c) Collateral Servicing Fee payable for the
          related Collection Period(s)                       $       15,750.00
                                                             -----------------
7.    Reallocations
      (a) Reallocated Collateral Principal Collections
          with respect to the related Collection
          Period(s)                                          $              -
                                                             -----------------
      (b) Reallocated Class B Principal Collections with
          respect to the related Collection Period(s)        $              -
                                                             -----------------
      (c) Collateral Invested Amount as of this
          Distribution Date                                  $   18,900,000.00
                                                             -----------------
      (d) Class B Invested Amount as of this
          Distribution Date                                  $    6,300,000.00
                                                             -----------------


8.    Yield Collections and Net Interchange
      (a) Aggregate Yield Collections (including Net
          Interchange) processed during the related
          Collection Period allocated in respect of
          the Class A Investor Certificate                   $   12,536,657.42
                                                             -----------------
      (b) Aggregate Yield Collections (including Net
          Interchange) processed during the related
          Collection Period allocated in respect of the
          Class B Investor Certificate                       $      200,053.04
                                                             -----------------
      (c) Aggregate Yield Collections (including Net
          Interchange) processed during the related
          Collection Period allocated in respect of the
          Collateral Investor Certificate                    $      600,159.13
                                                             -----------------
9.    Principal Funding Amount
      (a) Principal amount in Principal Funding Account
          on the related Transfer Date                       $              -
                                                             -----------------
      (b) Deficit Controlled Accumulation Amount with
          respect to the related Collection Period(s)        $              -
                                                             -----------------
      (c) Principal Funding Investment Proceeds
          deposited in the Collection Account on the
          related Transfer Date(s)                           $              -
                                                             -----------------
      (d) Reserve Draw Amount deposited in the
          Collection Account on the related Transfer
          Date(s) from the Reserve Account                   $              -
                                                             -----------------
10.  Reserve Draw Amount on the related Transfer
     Date(s)                                                 $              -
                                                             -----------------
11.  Overconcentration Draw Amount on the related
     Transfer Date(s)                                        $              -
                                                             -----------------
12.  Available Funds
      (a) Class A Available Funds on deposit in the
          Collection Account on the related Transfer
          Date(s)                                            $   12,278,709.10
                                                             -----------------
      (a) Class B Available Funds on deposit in the
          Collection Account on the related Transfer
          Date(s)                                            $      195,936.85
                                                             -----------------
      (a) Collateral Available Funds on deposit in the
          Collection Account on the related Transfer
          Date(s)                                            $      587,810.54
                                                             -----------------
13.  Portfolio Yield and Base Rate
      (a) Portfolio Yield for the related
          Collection Period                                              17.92%
                                                             -----------------
      (b) Base Rate for the related Collection Period                     7.36%
                                                             -----------------
14.  Monthly Payment Rate                                                74.24%
                                                             -----------------
15.  Principal Payment Rate                                              74.24%
                                                             -----------------
16.  Gross Losses as a Percentage of Charge
     Volume & Fees                                                        0.19%
                                                             -----------------
17.  Minimum Transferor's Percentage                                     12.00%
                                                             -----------------

     FBS Card Services, Inc.
     Servicer

     By: /s/ Randy L. Ritterman
         ----------------------
     Name: Randy L. Ritterman

     Title: Assistant Vice President

                SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                COLLECTION PERIOD ENDING FEBRUARY 28, 1998
             FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION)
           FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1


1.  Investor Percentage of Principal Collections               $311,792,458.88
                                                               ---------------
2.  Investor Percentage of Yield Collections (ex. Net
    Interchange)                                               $  6,363,111.96
                                                               ---------------
3.  Investor Percentage of Net Interchange                     $  6,973,757.64
                                                               ---------------
4.  Servicer Interchange                                       $    350,000.00
                                                               ---------------
5.  The aggregate amount of funds on deposit in Collection
    Account allocable to Series 1997-1 Certificates            $414,686,008.92
                                                               ---------------
6.  Funds in Principal Funding Account allocable to Series
    1997-1 Certificates                                        $            -
                                                               ---------------
7.  Aggregate amount paid in accordance with the Loan Agreement
    pursuant to Section 4.11                                   $     84,695.63
                                                               ---------------
8.  Required Collateral Invested Amount over the Collateral
    Invested Amount                                            $            -
                                                               ---------------
9.  Collateral Invested Amount                                 $ 18,900,000.00
                                                               ---------------
10. The amount of Monthly Interest, Deficiency Amounts and
    Additional Interest payable to the
    (i)   Class A Certificateholders                           $            -
                                                               ---------------
    (ii)  Class B Certificateholders                           $            -
                                                               ---------------
    (iii) Collateral Interest Holder                           $     84,695.63
                                                               ---------------
11. The amount of principal payable to the
    (i)   Class A Certificateholders                           $            -
                                                               ---------------
    (ii)  Class B Certificateholders                           $            -
                                                               ---------------
    (iii) Collateral Interest Holder                           $            -
                                                               ---------------
12. The sum of all amounts payable to the
    (i)   Class A Certificateholders                           $            -
                                                               ---------------
    (ii)  Class B Certificateholders                           $            -
                                                               ---------------
    (iii) Collateral Interest Holder                           $     84,695.63
                                                               ---------------

13. To the knowledge of the undersigned, no Early Amortization
    Event has occurred except as described below:

None

In witness whereof, the undersigned has duly executed this certificate this 10th day of March, 1998.

FBS Card Services, Inc.
Servicer

By:   /s/ Randy L. Ritterman
      ----------------------
Name: Randy L. Ritterman

Title: Assistant Vice President